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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                  FORM 8-K/A
                               (Amendment No.1)



                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


                               September 9, 1998
                       [Date of earliest event reported]


                              COYOTE SPORTS, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER]

                       Commission file number 333-29077


          Nevada                                     88-0326730
[State or other jurisdiction            [I.R.S. Employer Indentification No.]
of incorporation or organization]



       2291 Arapahoe Avenue                             80302
         Boulder, Colorado                            [Zip Code]
[Address of principal executive offices]


         Registrant's telephone number, including area code: (303) 417-0942
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This amendment No. 1 to Current Report of Form 8-K/A amends the Current Report on Form 8-K (the "Form 8-K") of Coyote Sports, Inc., a Nevada corporation (the "Company," or the "registrant") for the events dated September 9, 1998, as filed with the Securities and Exchange Commission on September 22, 1998.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)     Financial Statements of Business Acquired.

                Historical financial statements of an acquired business are required to be filed if that business exceeds 20 percent of certain thresholds as specified by Regulation S-B Item 310(c). In accordance with this regulation, historical financial statements are not required to be filed as none of the conditions exceed 20 percent of the specified thresholds.

        (b)     Pro Forma Financial

                Pro forma information showing the effects of an acquisition shall be furnished if financial statements of a business acquired are required as specified by Regulation S-B Item 310(d). As noted above, none of the conditions exceed 20 percent and accordingly pro forma financial statements are not required to be filed.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COYOTE SPORTS, INC.
                                       (Registrant)


Dated November 17, 1998                By: /s/ John Paul McNeill



                                       John Paul McNeill
                                       Chief Financial Officer and Treasurer


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